Summary Prospectus
June 1, 2020
Madison Government Money Market Fund
Fund will liquidate on or about October 29, 2020. Refer to the "Other Information" section of the fund's prospectus for more details.
Share Class/Ticker: Class A - MFAXX ● Class B - MFBXX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at madisonfunds.com/ProspectusReports. You can also obtain this information at no cost by calling (800) 877-6089 or by sending an email request to madisonlitrequests@madisonadv.com. The current prospectus and SAI dated June 1, 2020, are incorporated by reference into this Summary Prospectus.

Beginning March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we will no longer mail paper copies of the funds' shareholder reports, unless you specifically request paper copies from Madison Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Madison Funds website and we will notify you by mail each time a report is posted and provide you with a website link to access the report. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you can update your mailing preferences with your financial intermediary, or enroll in e-delivery at madisonfunds.com (for accounts held directly with the funds).
You may elect to receive all future reports in paper free of charge by calling Madison Funds at (800) 877-6089 if you hold shares directly with the funds. Your election to receive reports in paper will apply to all funds held with Madison Funds. If your fund shares are held through a financial intermediary, please contact them directly to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Investment Objective
The Madison Government Money Market Fund (formerly the Cash Reserves Fund) seeks high current income from money market instruments consistent with the preservation of capital and liquidity.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The table and example below do not reflect any transaction fees or commissions that may be charged directly by financial intermediaries when buying or selling shares.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class B
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	4.50%[1]
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B
Management Fees	0.40%	0.40%
Distribution and/or Service (Rule 12b-1) Fees	None	0.75%
Other Expenses	0.15%	0.15%
Total Annual Fund Operating Expenses	0.55%	1.30%
1 The CDSC is reduced after 12 months and eliminated after six years following purchase.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Redemption		No Redemption
	A	B	A	B
1 Year	$56	$582	56	$132
3 Years	176	762	176	412
5 Years	307	913	307	713
10 Years	689	1,361	689	1,361
Principal Investment Strategies
The fund invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized by cash or government securities, including but not limited to the Federal National Mortgage Association (Fannie Mae), Federal Home Loan Banks, Federal Home Loan Mortgage Corporate (Freddie Mac), and Federal Farm Credit Banks. Under normal circumstances, the fund will invest at least 80% of its net assets in government securities and/or repurchase agreements that are collateralized by government securities.
The fund is a money market fund that seeks to maintain a stable net asset value (“NAV”) of $1.00 per share. The fund’s investments must have a remaining maturity of no more than 397 days and must be high quality. The fund maintains a dollar-weighted average portfolio maturity of 60 days or less.

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Principal Risks
As with any money market fund, the yield paid by the fund will vary with changes in interest rates. Generally, if interest rates rise, the market value of income bearing securities will decline. An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund attempts to maintain a stable price of $1.00 per share, there is no assurance that it will be able to do so and it is possible to lose money by investing in the fund.
Interest Rate Risk. The fund is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, prices of fixed income securities fall; generally, the longer the maturity for fixed income securities, the more sensitive they are to this risk. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government policy, inflation expectations, and supply and demand.
Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (e.g., Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
Income Risk. The fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the fund may be required to invest its assets in lower-yielding securities.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. The fund’s past performance is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Calendar Year Total Returns for Class A Shares

Highest/Lowest quarter end results during this period were:

Highest:	6/30/2019	0.47%
Lowest:	3/31/2018	0.00%

Average Annual Total Returns
For Periods Ended December 31, 2019

	1 Year	5 Years	10 Years
Class A Shares	1.66%	0.65%	0.32%
Class B Shares	-3.60%	-0.11%	0.29%
90-Day U.S. Treasury Bill (reflects no deduction for sales charges, account fees, expenses or taxes)	2.25%	1.05%	0.56%
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC.

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Purchase and Sale of Fund Shares
The minimum investment amounts for Class A shares are noted below. Class B shares may not be purchased or acquired, except by exchange from Class B shares of another Madison Fund.

Type of Account	To Open an Account	To Add to an Account
Non-retirement accounts:	$1,000 ($1,000 per fund)	$50
Retirement accounts:	$500 ($500 per fund)	$50
Systematic investment programs:[1]
Twice Monthly or Biweekly[2]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150
1    Regardless of frequency, the minimum investment allowed is $50 per fund per month.
2    Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.
The fund reserves the right to accept purchase amounts below the stated minimums for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for accounts opened through institutional relationships like managed account programs and orders placed in omnibus accounts.
You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund are expected to be taxed as ordinary income.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or trust company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

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